UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2014

mCig, Inc.

(Exact name of registrant as specified in its charter)

Nevada	27-4439285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
800 Bellevue Way NE, Suite 400, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	425-462-4219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01. Other Events.

On June 24, 2014, mCig, Inc. issued a press release announcing its third brand ambassador: William Leonard Roberts II AKA “Rick Ross”.

Rick Ross is a world famous American rapper and founder of the record label Maybach Music Group.  Having joined mCig, Inc. as a business partner, Ross will initiate national product endorsements by means of his social media platforms and through various media distribution channels.

Additional information regarding Mr. Roberts is included in the Company's press release dated June 24, 2014, which is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press release dated June 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

mCig, Inc.

Date: June 25, 2014	By:	/s/ Paul Rosenberg
Paul Rosenberg
Chief Executive Officer

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